Exhibit 99.2

 Marea TherapeuticsTransformative cardioendocrine therapies  Confidential

 Forward Looking Statements & Disclaimers  Confidential  This presentation has been prepared by the Company based on information and data which the Company considers reliable, but no reliance shall be placed on, and no representation or warranty, express or implied, whatsoever is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the truth, accuracy, completeness, fairness, and reasonableness of the contents of this presentation. This presentation may not be all-inclusive and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to the Company. 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Risks that contribute to the uncertain nature of the forward-looking statements include: our preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration may not agree with our interpretation of the data from clinical trials of our product candidates; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or in the reporting of data from such clinical testing; significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; and we may not be able to obtain additional financing. Additional risks and uncertainties may emerge from time to time, and it is not possible for our management to predict all risks and uncertainties.  All forward-looking statements contained in this presentation speak only as of the date on which they were made. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  Use of Trademarks, Trade Names and other Marks  All service marks, trademarks and trade names appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names referred to in this presentation appear without the ® and TM symbols, but those references are not intended to indicate, in any way, that we will assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and trade names. The information herein is for informational purposes only and represents the current view of Marea as of the date of this presentation (or as of an earlier date if specifically noted).  Disclaimers  This presentation is strictly confidential and being made to you solely as a prospective investor in the proposed private placement (the “Private Placement") of securities of Lisata Therapeutics, Inc. in connection with their contemplated merger transaction with Marea Therapeutics, Inc. ("we," "us," "our" or the "Company"). The securities have not been and will not be registered under the U.S. Securities Act of 1933 (as amended, the "Securities Act") or any state securities laws or the laws of any foreign jurisdiction. The securities are being offered only to persons in reliance upon the exemption from securities registration for transactions not involving any public offering afforded by Section 4(a)(2) of the Securities Act. 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The Company is under no obligation to update or keep current the information contained in this document. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. The Company, its affiliates and advisors do not accept any liability whatsoever for any loss howsoever arising, directly or indirectly, from the use of this document or its contents, or otherwise arising in connection with the Private Placement.

 Transaction Summary  Transaction Structure  Proposed sign-and-close merger whereby Lisata Therapeutics would acquire 100% of the outstanding equity interests of Marea Therapeutics in exchange for a combination of common stock and Series C non-voting convertible preferred stock of Lisata, as well as Lisata options exercisable for Series C non-voting convertible preferred stock.  Financing  Concurrent with the acquisition of Marea, Lisata executed a definitive agreement for an oversubscribed private placement of approximately $225 million in gross proceeds.  The financing included participation from RA Capital Management, Forbion, Third Rock Ventures, Alpha Wave Global, Perceptive Advisors, Sofinnova Investments, Omega Funds, Surveyor Capital (a Citadel company), Columbia Threadneedle Investments, Nantahala Capital, Affinity Asset Advisors, LLC, venBio, Rock Springs Capital and other institutional investors.  Management and BOD  Continuing leadership includes Josh Lehrer, newly appointed President and Chief Operating Officer of Lisata Therapeutics and Chief Executive Officer of Marea.   Use of Proceeds  The net proceeds from the private placement are primarily to advance MAR001/005 and MAR002 through key clinical milestones, including completion of an ongoing Phase 2b trial in patients with severe hypertriglyceridemia and a Phase 2 trial in patients with acromegaly. Both studies are expected to report topline data in the fourth quarter of 2027. Remaining proceeds will be used for general corporate purposes.  Confidential

 Capitalization  Lisata issued shares of common stock and Series C non-voting convertible preferred stock to Marea security holders and options exercisable for Series C non-voting convertible preferred stock to Marea option holders, in exchange for all of Marea’s outstanding equity interest.  Shares of Series C non-voting convertible preferred stock are issuable to investors upon the closing of the $225 million private placement.  Shares of Series C non-voting convertible preferred stock will automatically convert into 1,000 shares of common stock, subject to certain beneficial ownership limitations set by each holder and approval by Lisata’s stockholders.  Please refer to Lisata’s SEC filings for additional information.  1. Includes 178,673 restricted stock awards.   2. Calculated using the treasury stock method.  3. Common stock consideration is capped at 19.9% of pre-acquisition Lisata common stock outstanding and reflects certificate-level rounding.   4. Represents shares of Series C non-voting convertible preferred stock issuable upon exercise of Lisata Options issued in exchange for outstanding Marea options. Included on a fully diluted basis and equivalent to 22,801,406 shares of Lisata common stock on an as-converted basis.   5. Represents shares of Series C non-voting convertible preferred stock issuable upon the closing of the concurrent financing.  6. Calculated on an as-converted-to-common-stock basis.   7. Represents Lisata’s pre-acquisition common stock outstanding and equity awards, parent common stock and Series C non-voting preferred stock issued to Marea security holders, Series C non-voting preferred stock underlying Lisata options issued in exchange for outstanding Marea options, and Series C non-voting preferred stock issued in the concurrent financing, calculated on an as-converted basis.  8. Market Cap at Deal Price calculated using treasury stock method equals to $580,734,913.  Confidential  8

Rapid Path to Value Creation

Two potentially first-in-class assets with best-in-disease potential in large addressable markets

Severe Hypertriglyceridemia

Potent sHTG candidate with a clean metabolic profile

>3M US patients[1] At risk of acute pancreatitis; APOC3 drugs worsen diabetes / liver fat	**~70% TG reduction[3]** Phase 2b sHTG POC (subgroup with baseline TG>500, n=7) TG lowering in Phase 2 similar to approved APOC3s	**Clean metabolic profile** No HbA1c increase or liver-fat penalty to date – potentially differentiated from approved APOCs	**>$10B market opportunity[5]** First choice for >1.8M[2] diabetics with sHTG

MAR002

Acromegaly

First long-acting GHR antagonist candidate for acromegaly

~30K US patients[4] Highly morbid; >70% uncontrolled	**Potential Best-in-class anti-GHR mAb** Target profile: Best-in-class efficacy, safety and biweekly dosing	**Phase 1 proof of mechanism** Promising IGF-1 suppression (approvable endpoint)	**>$1B in SRL sales[5]** Potential to address 3x more patients than SRLs

1. Christian JB, et al., Am J Cardiol. 2011;107(6):891–897; 2. Zafrir B, et al. J Clin Lipidol 2018;12(4):928-936; 3. Marea data on file; 4. Burton T et al. Pituitary 2016;19(3):262-267; 5. EvaluatePharma, ClearView market research, company press releases
Abbreviations: GHR: growth hormone receptor; sHTG: Severe Hypertriglyceridemia; SRL: somatostatin receptor ligand *MAR001 is parent antibody; MAR005 formerly known as MAR001-HLE marea Confidential 5

Advancing a Late-Stage Cardioendocrine Pipeline Toward Potential 2026-27 Value Inflections

	Molecule	Target	Indication	Disc	IND-E	Ph1	Ph2	Ph3	Anticipated Near-term Milestones
Cardiometabolic	MAR001 (parent mAb)	ANGPTL4	sHTG	MAR001 Phase 2b TYDAL (mHTG/sHTG)					Q2 2026 ✓ • **Phase 2/2b 12-week data**
				MAR001 Phase 2b extension (sHTG)					H2 2026 • **Phase 2/2b 24-week data** H2 2027 • **Phase 2 extension (sHTG) topline data**
				MAR001 Phase 2 Mechanistic Study					
	MAR005 (half-life extended MAR001)	ANGPTL4	sHTG						Mid-2027 • **Phase 3 MAR005 dose selection including additional TG efficacy/PD** H2 2027 • **Phase 3 FPI**
Endocrine	MAR002	Growth hormone receptor	Acromegaly						Q1 2026 ✓ • Phase 1 (NHV) topline data Mid-2026 ✓ • **Initiate Phase 2 study** Mid-2027 • **Interim Phase 2 data** Q4 2027 • **Phase 2 topline data** H1 2028 • Phase 3 FPI

- MAR001 has established POC in Phase 2. **MAR005** is our Phase 3 candidate- it is an improved version of MAR001 with half-life extension and improved PK. The FDA agreed to PK bridging to Phase 3.
- Marea also has developed a SiRNA platform and is developing adipose tissue targeted SiRNAs

Abbreviations: NHV: normal healthy volunteer; sHTG: Severe Hypertriglyceridemia marea Confidential 6

 MAR005 for sHTG  Potent sHTG candidate with a clean metabolic profile  Section IV  Confidential

Recurrent Pancreatitis in sHTG: A Life-Altering Condition with Limited Options

>3 million Americans; $9B in healthcare costs, no approved prevention therapies until recently

The Unmet Need

- **>3M Americans** with sHTG face **recurrent AP** attacks
- **Up to 20% mortality per episode**[4]
- Cumulative attacks cause **irreversible pancreatic destruction**, chronic pain, and secondary diabetes
- **60% T2DM**[1]**, 30% CAD**[1]**, 70% fatty liver**[2]**:** a high-risk population with **>$9B annual cost burden**[3]
- **30% have poorly controlled T2DM** (HbA1c>9%)[4]



Until Recently: Limited Options

Limited Generic Options

- **Fibrates**
- **Omega-3 Fatty Acids**

The Critical Gap

- **Inadequate TG lowering**
  - ~30% reduction leaves most sHTG patients above the AP risk threshold
- **No evidence for AP prevention**
- **Poor tolerability**

1. Marston, NA, et al., N Engl J Med 2025;394:429-441; 2. Gurevitz, C et al., JACC: Advances 2024;3(5) 3. Lee PJ., Nat Rev Gastroenterol Hepatol. 2019;16(8):479-496; 4. Lu J, et al., BMC Gastroenterology. 2025;25:374. Abbreviations: SOC: standard-of-care; AP: acute pancreatitis; MI: myocardial infarction; CAD: coronary artery disease. 4. Marea claims data analysis marea Confidential 8

APOC3 Inhibition: New Treatments Driving a Potential Multi-Billion Dollar Opportunity

First class of medications to demonstrate acute pancreatitis (AP) event reduction

60–80% **TG reduction** — dramatically superior to fibrates or omega-3 fish oil

78–85% **Reduction in AP events** first proven AP reduction in sHTG

>80% **Patients reaching TG <500 mg/dL** vs. 35% placebo — bringing most patients below the AP-risk threshold at 12 months

Clinical benefit supports premium list pricing at $40–45k

Next-Gen Rx sHTG Opportunity

PROJECTED US MARKET

>$10B

Olezarsen (Ionis): >$3B projected peak sales

Plozasiran (Arrowhead): $3–4B projected peak sales

"What patients really look for is not going through [AP] again. If you can reduce it to almost zero, that's what patients care about most."
— Endocrinologist

"It's more effective than 6 or 9 fish oil pills and a fibrate every day, forever … one shot at home, every four weeks. I have no trouble convincing somebody."
— PCP

Sources: Marston, NA, et al., N Engl J Med 2025;394:429-441; Ionis AHA 2025 press release; Arrowhead July 2026 press release; Overall NNT=20; ClearView market research; AP: acute pancreatitis; SOC: standard of care marea Confidential 9

APOC3 Class Comes at a Cost:
Deterioration in Glycemia / Exclusion of the 30% Patients with Poorly Controlled T2DM

HbA1c +0.3 despite Rx; Hyperglycemia AEs were most common Plozasiran AE[1,4]; Plozasiran excluded HBA1c>9

Population	Drug / Study	TG Reduction	Adverse Effects on Glycemic Control (in T2DM)	Source
mHTG	Plozasiran — MUIR Ph2b, Wk 24	**58%** (56% pbo corrected) – 25mg	**+0.36%** (25mg) absolute vs. placebo	Ballantyne, NEJM 2024
sHTG	Plozasiran — SHASTA-2 Ph2b, Wk 24	**70%** (53% pbo-corrected) - 25mg	Worsening glycemic control TEAE **16.4% (25 mg) vs 11.5% pbo**	Gaudet, JAMA Cardiol 2024
sHTG + mHTG	Plozasiran — SHASTA-2 + MUIR OLE, 24 mo	**-83%** (SHASTA-2 OLE) – 25mg **-67%** (MUIR OLE) – 25mg	**9.6% T2DM / 6.7% DM / 4.1% "HbA1c increased"** as TEAEs; glycemic terms drove **69% of drug d/c**	Ballantyne, Am J Prev Cardiol 2026
sHTG	Plozasiran — SHASTA-3/4	**79-81%** (52-54% pbo-corrected*) – 25mg, 12 mo	**+0.2-0.3% in overall population at 6 months (T2DM subgroup not yet reported); 14% glycemic AEs vs 8.7% pbo** despite active protocol- mandated management	Watts GF, ESC Congress 2026
sHTG	Olezarsen — CORE/CORE2 Ph3	**63%** (49-63% pbo corrected) – 50mg, 6 mo **68-73%** (55-72 pbo corrected) – 80mg, 6 mo	**+0.34%** (50mg) / **+0.25%** (80mg) pbo-adj. at 12 mo, both p<0.05	Marston, NEJM 2025
sHTG	Olezarsen – approved sHTG label	As above	**Hepatic fat in Warnings & Precautions** **Increase in glucose, worse in diabetics** (clinical trial section of label)	FDA-approved USPI
FCS	Plozasiran — PALISADE, 10 mo	**80%** (59% pbo corrected) – 25mg	**+0.36%** HbA1c (25mg); FPG +9 mg/dL (diabetic+nondiabetic); **hyperglycemia 40% (nondiabetic)** vs 20% placebo	Redemplo USPI, Nov 2025
FCS	Olezarsen — approved FCS label	**30%** (43% pbo corrected) – 80mg	**Hyperglycemia 52%** (nondiabetic) vs 35% placebo	Tryngolza USPI

Summary: APOC3 class effect; 2 molecules, 3 populations (mHTG, sHTG, FCS); 5+ independent studies and 2 FDA labels all show the same ~0.3–0.4% HbA1c signal despite antidiabetic meds

Cross-trial comparisons are subject to inherent limitations and should be interpreted with caution; no head-to-head studies were conducted

1. Ballantyne et al., NEJM 2024 & Am J Prev Cardiol 2026; 2. Marston et al., NEJM 2025; 3. Gaudet et al., JAMA Cardiol 2024; 4. Tryngolza & Redemplo USP; 5. Watts GF, et al. SHASTA-3/SHASTA-4. ESC Congress 2026
*Placebo correction calculated by Marea

marea Confidential 10

Biology and Genetics Support Inhibition of ANGPTL4 as Potential Best-in-Disease Profile

The first physiologic sink for excess triglycerides

ANGPTL4 Inhibition (MAR001/5)



- **Physiological adipose TG clearance**
- **No hepatic fat loading**
- **TG lowering scales with disease severity**

APOC3 Inhibition (Olezarsen/Plozasiran)



- **Forced hepatic TG clearance**
- **HbA1c increases** in patients with T2DM
- **HFF increases**

Genetics predict differentiated impact on glycemic control*

	ANGPTL4	APOC3
T2DM risk Glucose	↓	↑

A potential mechanism with no observed metabolic penalty

Abbreviations: LPL: lipoprotein lipase; HFF: hepatic fat fraction;* https://academic.oup.com/ehjopen/article/4/3/oeae035/7659859; https://doi. org/10.1186/s12933-026-03209-w; https://doi.org/10.1038/s41467-018-04611-z marea Confidential 11

TYDAL-TIMI 78 Phase 2b: Establishing a Potential Best in Disease Profile

>60% T2DM/pre-DM informs metabolic safety profile; sHTG subgroup informs clinical activity

Study Population (N=235)

- Key Inclusion Criteria:
  - TG ≥ 150 to < 880 mg/dL
- Baseline characteristics
  - **~61% pre-DM/T2DM**
  - **≥400 mg/dL subgroup (n=25[2]): baseline TG = 495 mg/dL**
  - **≥500 mg/dL subgroup (n=12): baseline TG = 606 mg/dL**
- **Key Endpoints:**
  - **Primary (at 12 weeks):**
    - **% Reduction in TG**
    - **% Reduction in RC**
  - **Other secondary and exploratory endpoints**
    - **HbA1c**
    - **Lipids at Week 12 and 24**



Day 1
Randomization
Week 12:
Primary Endpoint
Week 24
MAR001
Active
Treatment
Arms
(Q4W)
300 mg
450 mg
900 mg
Placebo

Key 12-week Topline Data

- Approx 40% TG lowering overall
- TG lowering scales with baseline TG
  - **>65% in TG≥400 mg/dL group** (n=15; MAR001 pooled)
  - **~70% in TG≥500 mg/dL group** (n=7; MAR001 pooled)
- Consistent effects at 24 weeks
- Safety profile consistent with placebo (overall TEAES < pbo)
  - **No increase in HbA1c** (numeric reduction)
  - **No liver enzyme elevation signal** (numeric reductions)
  - **Injection site reactions similar to placebo**
- PK/PD supports go-forward MAR005 dose of 300mg monthly for Phase 3

1. Participants are randomized 3:1 MAR001 to placebo (~59 participants per arm); TG: triglycerides; RC: remnant cholesterol; TD2M: Type-2 diabetes mellitus; https://timi.org/tydal-timi-78; 2. 12-week efficacy data available for 23 patients; efficacy numbers are median change to 12 weeks marea Confidential 12

MAR001: Emerging Clinical Data Supports Potential Best-in-Disease Profile

	MAR001/005	Olezarsen[1]	Plozasiran[2,4,6,7]
TG Lowering	**-70% +** Phase 2b, pooled 450/900 mg dose; >500 mg/dL subgroup; median TG 606 mg/dL at baseline	**-63 to -73%** Phase 3 efficacy; median TG 793 mg/dL at baseline	**-79 to -81%** -27% pbo Phase 3 efficacy; median TG 677 mg/dL at baseline
HbA1c	**-0.2%** Decrease in Phase 2b vs. pbo (prelim. & not significant)	**+0.25 to +0.34%** Increase in T2D subgroup in Phase 3 vs. pbo	**+0.36%** Increase in T2D subgroup in Phase 2b vs. pbo; up to 20% diabetes AEs
Hepatic Fat	**0%** No hepatic fat increase[3, 5]	**+2 to +4%** Absolute increase in hepatic fat fraction	**+1.5%** Absolute increase in hepatic fat fraction vs pbo in Phase 3 (NS, p=0.70)
Dosing	**Q4W–Q12W** SC dosing with MAR005	**Q4W** SC dosing	**Q12W** SC dosing

Cross-trial comparisons are subject to inherent limitations and should be interpreted with caution; no head-to-head studies were conducted

1. Marston, NA, et al. N Engl J Med 2025;394:429-441; 2. Gaudet D, et al. JAMA Cardiol. 2024;9(7):620-630; 3. Cummings, B, et al. The Lancet. 2025;405(10493):1923-1934; 4. Ballantyne C, et al. N Engl J Med 2024;391(10):899-912; (the SHASTA-2 study did not report HbA1c in T2DM, this data is from the MUIR study of Plozasiran in mixed dyslipidemia); 5. Marea data on file from MAR-102 and MAR-104; 6. Lepor N, et al. WCIRDC 2025; Poster #0034; 7. Watts GF, et al. SHASTA-3/SHASTA-4. ESC Congress 2026

marea Confidential 13

 +0.3 HbA1c difference could be clinically meaningful  Even small, sustained HbA1c increases carry independent cardiovascular risk1  +0.3 HbA1c increase is estimated to lead to ~6% higher risk of diabetes-related death and ~11% higher risk of microvascular complications2  HbA1c drives physician choice in sHTG  HbA1c stabilization #1 physician weighted attribute for new sHTG drugs in T2DM patients3  Potential for 1/3 or more of a $10B market  Driven by uptake in the 1.8 M patients with sHTG+T2DM where at least 50% have uncontrolled glucose4 and where competitors excluded poorly controlled T2DM (30% of sHTG patients)  “Any new starts would probably go to the ANGPTL4 inhibitor … a much cleaner profile without the hepatic-fat increase, and you don’t see an A1C increase.”  — Endocrinologist  “The main difference is in the safety category, which I put at the top … there’s no hepatic-fat issue, there’s no A1C issue.”  — Cardiologist  1. Luo S, et al. Diabetologia 2021;64(11):2502–2510; 2. Stratton IM, et al. BMJ 2000;321(7258):405–412. Data above are an illustrative linear scaling of this relationship to a 0.3-point change and are not a direct finding from APOC3 clinical trials.  3. Market research conducted by ClearView Healthcare Partners (Q1 2026): quantitative physician survey (N=151: 75 endocrinologists, 70 cardiologists, 6 lipidologists) plus N=15 in-depth qualitative interviews incorporating a blinded discrete-choice/conjoint exercise to isolate the relative importance of individual product attributes (efficacy, safety, dosing) on treatment share; 4. "Trends in Diabetes Treatment and Control in U.S. Adults, 1999–2018," N Engl J Med 2021;384:2219–2228  “I would target the use of [MAR005] for patients who have diabetes or prediabetes, or I think are at high risk for developing diabetes”  -Cardiologist  Confidential  MAR001/5 Profile: Highly Differentiated; Compelling to Physicians; Represents Large Potential Opportunity

As Predicted by Biology: ANGPTL4 Inhibition Overperforms in sHTG vs. mHTG

TG lowering scales with baseline TGs: MAR001 is competitive with APOC3 inhibitors in severe patients



-90%
-80%
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
% TG change from baseline
50
250
450
650
850
1,050
Mean / median baseline TG (mg/dL)
MAR001
APOC3: (Olezarsen, Plozasiran)

Notes: Clinical Data from MAR001 and APOC3 Programs; data extrapolation and curve fitting are based on the following:
Olezarsen data are from four trials (BRIDGE-TIMI 73a, ESSENCE-TIMI 73b, CORE-TIMI 72a, CORE2-TIMI 72b) at both the 50mg and 80mg Q4W doses, with overall trial populations at Month 6.
Plozasiran data are from the MUIR trial (25mg Q12W, overall population, Week 24) and the SHASTA-2 trial (25mg Q12W, overall population, Week 24). Phase 3 plozasiran data pending
MAR001 data are from three studies: the Phase 1 single-dose study (450mg, overall populations from Parts IA, IB, and IC at Day 15), the Phase 1b/2a multidose study (MAR-102; 450mg Q2W, overall population, Week 12), and TYDAL-TIMI 78 (MAR-103; 900mg Q4W, overall population and baseline TG subgroups ≥300, ≥400, and ≥500 mg/dL, Week 12).

Cross-trial comparisons are subject to inherent limitations and should be interpreted with caution; no head-to-head studies were conducted marea Confidential 15

MAR-104 Study: Potential Best-in-Class Suppression of Postprandial TGs

MAR001 flattens the post-prandial TG surge, the key driver of AP risk

Study Population
(N=31)

Key Inclusion Criteria

- TG ≥ 175 to < 500 mg/dL
- HbA1c: 5.5 to 9%

Key Baseline Characteristics

- % Pts with Pre-DM/T2DM: 87%
- Mean TG: 261 mg/dL

Key Endpoints

- Post-prandial TG at week 12 and 24



Day 1
Randomization
Week 12:
Primary Endpoint
Week 24
MAR001 900 mg Q4W
Placebo Q4W
mixed meal challenge

Key 12-week topline data

- **42% reduction in TG** AUC at 12 weeks for MAR001 vs. Pbo
- **40% reduction in TG** iAUC at 12 weeks vs pbo



800
600
400
200
0
TG (mg/dL)
0
1
2
3
4
5
6
7
Placebo
MAR001
Hours Post-Meal

Post-prandial TG suppression similar to or greater than results with Olezarsan (↓50% AUC, 28% iAUC)[2]

1. Participants are randomized 2:1 MAR001 to placebo (~21 participants in MAR001 arm and 10 patients in placebo arm) TG: triglycerides; AP; acute pancreatitis, iAUC is AUC corrected for baseline fasting TGs
2. Kraaijenhof JM et al. "Plasma reduction of apolipoprotein C-III with olezarsen leads to significant reductions in postprandial triglyceride levels: results from a randomized trial." Eur J Prev Cardiol 2025; Estimate from figure 1D

Confidential
16

 MAR002 for Acromegaly  First long-acting GHR antagonist candidate for acromegaly  Section IV  Confidential

Acromegaly: Serious Disease with Inadequate Options for Medical Therapy

The Burden & Opportunity

~30K patients US

- caused by excess GH production from benign pituitary adenoma.

Early Mortality and High Morbidity

- Bone/organ overgrowth, cardiovascular & metabolic disease.
- Median lifespan shortened by ~10 years without effective therapy.

Medical Therapy Goals:

Decrease tumor volume (some patients)

Normalize IGF-1 levels (all patients)

>70% of patients are addressable: Approx 9K US patients need a better GH antagonist to achieve IGF-1 normalization

Efficient Development Path: IGF-1 is an established clinical and regulatory endpoint.

Two Approaches to Medical Therapy



Pituitary Gland
1
Inhibit Secretion
(e.g., SRLs)
• Acts on pituitary to reduce GH release
• Can also shrink tumor
Liver
X
Body Tissue
2
Block Action
(e.g., Somavert)
Blocks GH receptor signaling.
Excess IGF-1
Somatic Growth & Metabolic Dysfunction

Abbreviations: GH: Growth Hormone; GHR; Growth Hormone Receptor; SRL: Somatostatin Receptor Ligand
Sources: UpToDate; Holdaway et al., Eur J Endo, 2008; Moustaki et al, Endocrine, 2023; van der Lely et al., Lancet, 2001

marea Confidential 18

Medical Therapy Treatment Guidelines: Direct Growth Hormone Antagonists Critical for >70% of Patients


IGF-1 > ULN after surgery
~80%
lower IGF-1, favorable tumor histology, tumor mass concerns
~10-20%
T2DM, unfavorable tumor histology
SRL or Dopamine Agonists
Direct GHRA (somavert)
>70%
IGF-1 uncontrolled
IGF-1 uncontrolled + tumor mass concerns
IGF-1 and glucose uncontrolled, no tumor mass concerns
add GHRA
switch to GHRA

First Line

- SRLs often initiated first for tumor volume control
- Role for first line GHRA in ~10-20% of patients

Second Line

- 70% of patients prescribed SRLs require second-line GHRA

Sources: Melmed & Giustina, Nat Rev Endocrinol, 2025; Fleseriu et al., J Endocr Soc, 2023; Moustaki et al., Endocrine, 2023; Carmichael et al., J Clin Endocrinol Metab, 2014; Colao et al., J Clin Endocrinol Metab, 2014.
Abbreviations: GHRA: growth hormone receptor antagonist; SRL: somatostatin receptor ligand.

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 The Marea Opportunity  Most patients are not fully controlled or cannot tolerate current therapies  MAR002 (anti-GHR mAb)  A Potential Optimal Direct GHRA  SRLs: First line, but limited control  Somatostatin receptor ligands: <30% disease control  SRL class causes GI intolerance and hyperglycemia  Often used first-line for tumor mass control  A $1B US market despite addressing only 30% of patients  The most effective drug class is underused  Direct GHRA: 81% disease2 control  The only approved GHRA has poor PK, tolerability  1-2 daily painful injections, LFTs  Real-world efficacy is only 50% (low compliance)  $300M global sales despite severe limitations  Strong drive to treat patients to IGF-1 Goal  2.5x mortality rate in patients who do not achieve IGF-1 normalization1  Guidelines mandate medical therapy to control  1. Holdaway IM, et al. Eur J Endocrinol 2008;159(2):89–95; 2. Trainer PJ, et al. N Engl J Med 2000;342(16):1171–1177; 3. Marea data on file; 4. Cross-trial comparisons are subject to inherent limitations and should be interpreted with caution. MAR002: Marea data on file (single 900 mg SC dose, n=8); Pegvisomant (Somavert) comparator estimated from Thorner MO, et al. J Clin Endocrinol Metab 1999;84(6):2098–2103, Fig 6 (single 1.0 mg/kg SC dose, n=6); *SRL projected market opportunity; Abbreviations: GHRA: growth hormone receptor antagonist  IGF-1 max suppression3  >60%  >10x  Longer duration of >45% IGF-1 suppression vs. Somavert in healthy volunteers4  >$1B*  Potential to address 3x more patients than SRLs  “I loved how I felt on GHR-antagonist therapy, but the daily injections were hard to sustain. Having that same level of clinical control without the daily burden would be life-changing. MAR002 isn’t just a new drug; it’s a chance to get our lives back.”  Jill Sisco, President, Acromegaly Community  This drug could improve control in most patients, either alone or in combination with an SRL.   leading U.S. KOL  Confidential

An Optimal Direct GHRA Could Address 3-4x More Patients than the SRL Class

A better GHRA than Somavert is needed to address >9K patients

SRLs: <30% Disease Control in Treatment-naïve patients (Paltusotine)



IGF > normal
(uncontrolled, 2.5x mortality)
77%
IGF normal
(controlled)
23%

The Marea opportunity Mono-and combination with SRLs
TAM 3-4x SRL class

Treatment-naive subgroup (n=22) analysis from Phase 3 Pathfinder-2 Study

Safety: mechanism-related hyperglycemia (74% of treated participants developed at least 1 incident) and GI AEs

GH Antagonist: >90% Disease Control (Somavert)



18%
82%

Phase 3
Naïve to GHRA treatment

Limitations: daily, painful injections, LFT elevations related to pegylation, poor access

Sources: Crinetics, FDA Pegvisomant and Paltusotine labelling; https://www.accessdata.fda.gov/drugsatfda_docs/label/2025/219070s000lbl.pdf; https://labeling.pfizer.com/ShowLabeling.aspx?id=3213

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MAR002: Allosteric Mechanism, Potential for greater Efficacy than Somavert

Maintains Potent GHR Antagonism at High GH Levels (Preclinical Data)


Growth hormone signaling
Percent pSTAT5 Baseline
150
100
50
0
-2
-1
0
1
2
3
4
log (GH nM)
Increasing growth hormone levels
No drug: increasing GH leads to increased signaling
Somavert: loses efficacy at high GH concentrations
MAR002: maintains reduction at high GH concentrations

Source: Kurylo K, et al. Development and characterization of a long-acting allosteric GHRA for acromegaly. Endocrinology 2026

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Phase 1 Healthy Volunteer Study Established Potential Best-in-Class Profile

Potential best-in-disease suppression; 300 mg Q2W predicted clinical dose

Phase 1 Study Design

- Healthy men (n=45), baseline IGF-1 > 100 ng/ml

MAR002 Safety Summary to Date

- Generally well tolerated
- No serious AEs
- All doses tolerated
- No related signals



Max IGF-1 Suppression in Healthy Volunteers (%)
Max IGF-1 Suppression (%)
80
70
60
50
40
30
20
10
0
Somavert (49%)[1]
SRLs (37-40%)[2,3]
~8%
25%
32%
36%
51%
64%
50 mg
150 mg
300 mg
450 mg
900 mg
900 mg x 3
Dose Level (mg)



Days at >45% IGF-1 Suppression[1]
Days
50
40
30
20
10
0
43
Somavert (<4 days)
MAR002

1. Cross-trial comparison, not a head-to-head study. MAR002: Marea data on file (single 900 mg SC dose, n=8); Pegvisomant (Somavert) comparator estimated from Thorner MO, et al. J Clin Endocrinol Metab 1999;84(6):2098–2103, Fig 6 (single 1.0 mg/kg SC dose, n=6); 2. Tiberg F et al. Br J Clin Pharmacol 2015;80(3):460–472. 3. Madan A et al. Pituitary 2022;25(2):328–339; Abbreviations: FIH: first-inhuman; POM: proof-of-mechanism; SAD: single ascending dose; BL: baseline; SC: subcutaneous; all cohorts N = 8 (6:2); All doses of MAR002 were a single dose except for 900mgx3

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MAR002: Emerging Clinical Data Supports Potential Best-in-Class Profile

	MAR002	Somavert
Peak IGF-1 Suppression in HV	**-64%**	**-49%**[1]
In vitro potency with excess GH	**90% suppression** Allosteric mAb	**24% suppression**[2] competitive peptide
IGF-1 Normalization	**Expected ≥ Somavert**	**81% IGF-1 normalization in patients**[3] (Phase 3)
Tolerability	**No signals to date**	**Significant LFTs, ISRs**[4]
PK/Dosing	**Q2W SC**	**Qday dosing**[4] Painful injections Vial and syringe

Cross-trial comparisons are subject to inherent limitations and should be interpreted with caution; no head-to-head studies were conducted

1. Thorner MO, et al. J Clin Endocrinol Metab 1999;84:2098–2103 (single 1.0 mg/kg SC, day 5, n=6); 2. Kurylo K, et al. Development and characterization of a long-acting allosteric GHRA for acromegaly. Endocrinology 2026; 3. Trainer PJ, et al. N Engl J Med 2000;342:1171–1177 (15 mg/day, week 12, n=112); 4. SOMAVERT (pegvisomant) US Prescribing Information, rev. 7/2023, §§2.1, 5.2, 6.1, 16.

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Efficient Development to POC to Evaluate 1st and 2nd Line Label

Phase 2 study population supports 1) first line monotherapy 2) second line combination therapy 3) second line monotherapy

Study Population (N~72)

All-Comers
- Untreated
- Controlled on peg therapy – washout
- Uncontrolled on stable medical therapy - add on

IGF-1 > 1.3x ULN

MAR002 Active Treatment Arms
- 150 mg Q2W
- 300 mg Q2W
- 600 mg Q2W

1st dose: 900 mg loading dose

Placebo

Week 10:
Primary Endpoint
+ Open Label Extension

Key week-10 Topline Data

- Assess the effect on serum insulin-like growth factor 1 (IGF-1) response
- Explore effects on acromegaly symptoms
- Assess safety and tolerability

marea Confidential 25

Advancing a Late-Stage Cardioendocrine Pipeline Toward Potential 2026-27 Value Inflections

	Molecule	Target	Indication	Disc / IND-E / Ph1 / Ph2 / Ph3	Anticipated Near-term Milestones
Cardiometabolic	**MAR001 (parent mAb)**	ANGPTL4	sHTG	MAR001 Phase 2b TYDAL (mHTG/sHTG) [bar: Disc through Ph2]	Q2 2026 ✓ • **Phase 2/2b 12-week data** H2 2026 • **Phase 2/2b 24-week data** H2 2027 • **Phase 2 extension (sHTG) topline data**
				MAR001 Phase 2b extension (sHTG) [bar: Disc through Ph2]	
				MAR001 Phase 2 Mechanistic Study [bar: Disc through Ph2]	
	↓ **MAR005 (half-life extended MAR001)**	ANGPTL4	sHTG	[bar: Disc through IND-E, dashed arrow to Ph3]	Mid-2027 • **Phase 3 MAR005 dose selection including additional TG efficacy/PD** H2 2027 • **Phase 3 FPI**
Endocrine	**MAR002**	Growth hormone receptor	Acromegaly	[bar: Disc through Ph1]	Q1 2026 ✓ • Phase 1 (NHV) topline data Mid-2026 ✓ • **Initiate Phase 2 study** Mid-2027 • **Interim Phase 2 data** Q4 2027 • **Phase 2 topline data** H1 2028 • Phase 3 FPI

- MAR001 has established POC in Phase 2. **MAR005** is our Phase 3 candidate- it is an improved version of MAR001 with half-life extension and improved PK. The FDA agreed to PK bridging to Phase 3.
- Marea also has developed a SiRNA platform and is developing adipose tissue targeted SiRNAs

Abbreviations: NHV: normal healthy volunteer; sHTG: Severe Hypertriglyceridemia marea Confidential 26

Experienced Team; Strong Investor Base  MANAGEMENT TEAM  Josh Lehrer, MD  CEO  Caitlin Murray, Esq  Fractional GC  Ian Clements, PhD  CFO  Ethan Weiss, MD  CSO, Scientific Founder  Shishir Gadam, PhD  CTO  Max Zeiberg  SVP, Corp Dev  Rebecca Juliano, PhD  CDO  SCIENTIFIC FOUNDERS  Joshua Rabinowitz, MD, PhD  Professor of Chemistry,                  Princeton University  Sir Stephen O’Rahilly, MD, FRS  Professor of Clinical Biochemistry & Medicine, University of Cambridge  Charles Homcy, MD  Founder: Myokardia, GBT, BridgeBio, Portola, Maze, Pliant  INVESTORS  Confidential

 ©2026 Marea Therapeutics, Inc. All rights reserved.   Confidential